Exhibit 10.1

SALE AND ASSIGNMENT OF OWNERSHIP INTERESTS

This Sale and Assignment of Ownership Interests dated July 17, 2015 (this “Sale Agreement”) is entered into by and among ADS Ventures, Inc. (“ADS/V”), BaySaver Technologies, Inc. (“BTI”) and Mid-Atlantic Storm Water Research Center, Inc. (“Mid-Atlantic”). Unless otherwise defined in this Sale Agreement, capitalized terms used herein shall have the meanings provided them in the BaySaver Technologies, LLC (the “Company”) Limited Liability Company Agreement dated July 15, 2013 (the “Agreement”). Advanced Drainage Systems, Inc. (“ADS”) joins in this Sale Agreement as Guarantor of the financial obligations of ADS/V, as set forth more fully herein.

WHEREAS, ADS/V holds 55 Units (a 55% Percentage Interest) of the Company;

WHEREAS, BTI holds 44.99 Units (a 44.99% Percentage Interest) of the Company;

WHEREAS, Mid-Atlantic holds 0.01 Units (a 0.01% Percentage Interest) of the Company;

WHEREAS, BTI wishes to sell 9.997778 of its Units of the Company (the “BTI Transferred Units”) to ADS/V and retain 34.992222% Units of the Company, and ADS/V wishes to acquire the BTI Transferred Units from BTI;

WHEREAS, Mid-Atlantic wishes to sell .002222 of its Units of the Company (the “Mid-Atlantic Transferred Units” and, together with the BTI Transferred Units, the “Transferred Units”) to ADS/V and retain 0.007778% Units of the Company, and ADS/V wishes to acquire the Mid-Atlantic Transferred Units from Mid-Atlantic;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. BTI, for and in consideration of payment by ADS/V of the sum of $3,199,289.00 cash, the receipt and adequacy of which are hereby acknowledged, does hereby sell, transfer, assign and set over to ADS/V the BTI Transferred Units.

2. ADS/V hereby purchases and accepts the BTI Transferred Units.

3. Mid-Atlantic, for and in consideration of payment by ADS/V of the sum of $711.00 cash, the receipt and adequacy of which are hereby acknowledged, does hereby sell, transfer, assign and set over to ADS/V the Mid-Atlantic Transferred Units.

4. ADS/V hereby purchases and accepts said Mid-Atlantic Transferred Units.

5. In addition to the combined purchase price payments of $3,200,000 described in sections 1 and 3 above, ADS/V shall make to BTI and Mid-Atlantic additional combined purchase price payments for the Transferred Units in a total amount equal to the positive difference, if any, of (a) $1,000,000 minus (b) the amount of the combined distributions that BTI and Mid-Atlantic receive under section 8.5 of the Agreement for Fiscal Year 2016. BTI shall receive 99.97778% of such additional payments and Mid-Atlantic shall receive .02222% of such additional payments. ADS/V shall make such additional payments by no later than May 15, 2016.

6. In the event that either BTI and Mid-Atlantic or ADS/V exercise any of their rights under Section 6.1 of the Agreement and the resulting transaction closes prior to April 1, 2017, then this Section 6 shall be null and void. However, in the event that neither BTI and Mid-Atlantic nor ADS/V exercise any of their rights under Section 6.1 of the Agreement in a manner which causes a resulting transaction to close prior to April 1, 2017, then in addition to the combined purchase price payments set forth in sections 1, 3 and 5, above, ADS/V shall make to BTI and Mid-Atlantic additional combined purchase price payments for the Transferred Units in a total amount equal to the positive difference, if any, of (a) $1,470,000 minus (b) the amount of the combined distributions that BTI and Mid-Atlantic receive under section 8.5 of the Agreement for Fiscal Year 2017. BTI shall receive 99.97778% of such additional payments and Mid-Atlantic shall receive .02222% of such additional payments. ADS/V shall make such additional payments by no later than May 15, 2017.

7. This Sale and Assignment of Ownership Interests shall be binding upon the undersigned and shall be binding upon and inure to the benefit of the respective successors and assigns of the undersigned.

8. BTI represents and warrants to ADS/V that BTI is the lawful beneficial and record owner of the BTI Transferred Units conveyed hereby and that said BTI Transferred Units are free and clear from any and all encumbrances whatsoever and that BTI has the power and authority to sell and assign the same and that ADS/V shall be the sole owner of such BTI Transferred Units upon the consummation of the transactions contemplated hereby.

9. Mid-Atlantic represents and warrants to ADS/V that Mid-Atlantic is the lawful beneficial and record owner of the Mid-Atlantic Transferred Units conveyed hereby and that said Mid-Atlantic Transferred Units are free and clear from any and all encumbrances whatsoever and that Mid-Atlantic has the power and authority to sell and assign the same and that ADS/V shall be the sole owner of such Mid-Atlantic Transferred Units upon the consummation of the transactions contemplated hereby.

10. The effective date and time of this Sale and Assignment of Ownership Interests shall be at the close of business on July 17, 2015.

11. ADS/V, BTI and Mid-Atlantic hereby agree to waive all restrictions, obligations and conditions on transfer set forth in Article IX of the Agreement (as currently in effect) in connection with the sale and assignment of the Units pursuant to this Sale Agreement. Notwithstanding the mutual waiver as stated above, the restrictions, obligations and conditions on transfer set forth in Article IX shall survive the transaction contemplated by this Sale Agreement, and shall remain binding upon the Members as stated in the Agreement.

12. ADS/V, BTI and Mid-Atlantic hereby each agree to take such further actions and execute such further documents as may be necessary to evidence the sale and assignment of the Units, including without limitation, any amendments to the Agreement or other organizational or operational documents applicable to the Company and its Members.

IN WITNESS WHEREOF, the undersigned, through duly-authorized representatives, have each set their hand as of the date set below each of their respective signatures.

ADS VENTURES, INC.		BAYSAVER TECHNOLOGIES, INC.

By:	/s/ Joseph A. Chlapaty	By:	/s/ Thomas E. Pank

Name and Title: Joseph A. Chlapaty, President		Name and Title: Thomas E. Pank, President
Date: July 17, 2015		Date: July 17, 2015

MID-ATLANTIC STORM WATER RESEARCH CENTER, INC.

By:	/s/ Thomas E. Pank
Name and Title: Thomas E. Pank, President
Date: July 17, 2015

[Joinder and Guaranty follows on the next page.]

JOINDER AND GUARANTY

Advanced Drainage Systems, Inc. (“ADS”), a Delaware corporation with principal offices located at 4640 Trueman Blvd, Hilliard, Ohio 43026, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby joins this Sale Agreement for the limited purpose of guaranteeing any and all financial obligations of ADS/V owed to BTI and/or Mid-Atlantic as their interests may appear (the “Guaranty”). The condition of this Guaranty is as follows: In the event ADS/V shall satisfy all of its financial and payment obligations under this Sale Agreement and the Agreement, then this Guaranty shall be null and void; otherwise, in the event ADS/V shall not satisfy or perform any and all financial obligations now existing or accruing in the future on account of any transaction contemplated by this Sale Agreement or the Agreement, then ADS shall within fifteen (15) days of written notice of a default by ADS/V fully and completely satisfy all such obligations. All notices under this Guaranty to ADS shall be in writing and shall be effective upon delivery to:

Advanced Drainage Systems, Inc.

Attn: Mr. Joseph A. Chlapaty, President

4640 Trueman Blvd.

Hilliard, Ohio 43026

IN WITNESS WHEREOF, the undersigned, through duly-authorized representative(s), have each set their hand as of the date set below each of their respective signatures.

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Joseph A. Chlapaty

Name and Title:	Joseph A. Chlapaty, President
Date: July 17, 2015